Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

(8)   Intangible Assets

Intangible assets with an indefinite life are subject to impairment testing at least annually or more often if events or circumstances suggest potential impairment. Other acquired intangible assets determined to have a finite life are amortized over their estimated useful life in a manner that best reflects the economic benefits of the intangible asset. Intangible assets with a finite life are reviewed for impairment if conditions suggest the carrying amount is not recoverable.

A summary of intangible assets (in thousands) as of December 31, 2012 and 2011 is as follows.

	2012		2011
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Intangible assets:
Core deposit intangible	$8,037	$5,635	$8,105	$4,381
Employment contract intangible	95	87	1,130	1,103
Insurance book of business intangible	—	—	—	—

Total intangible assets	$8,132	$5,722	$9,235	$5,484

The weighted-average amortization period for core deposit intangible is 6.6 years and employment contract intangible is 5.0 years.

The aggregate amortization expense for intangible assets with finite lives for the year ended December 31, 2012 was $1.3 million compared to $1.8 million in 2011 and $2.0 million for 2010. The estimated aggregate annual amortization expense (in thousands) for the years subsequent to December 31, 2012 is as follows.

2013	$973
2014	594
2015	594
2016	249

Total	$2,410